SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            Form 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  August 2, 1996


            MIMBRES VALLEY FARMERS ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


                           NEW MEXICO
         (State or other jurisdiction of incorporation)


                             0-13963
                    (Commission File Number)


                           85-0054230
              (IRS Employer Identification Number)


        811 South Platinum, Deming, New Mexico      88030
       (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (505) 546-2769

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     In a Form 8-K dated June 10, 1996 and filed June 11, 1996 (the "June 11 8-K"), Mimbres Valley Farmers Association, Inc. ("Farmers") gave notice of the resignation of its former independent auditor, Morrow & Company. Also on June 11, 1996, Farmers delivered a copy of the June 11 8-K to Morrow & Company, together with a letter requesting a letter from Morrow & Company as required by Item 304(a)(3) of Securities and Exchange Commission Rule S-K.

     On July 22, 1996, Farmers delivered a second letter to Morrow & Company, noting that Morrow & Company had not furnished Farmers a response to the June 11 8-K, and requesting that a response be provided. In reply, Morrow & Company delivered to Farmers the letter, dated June 18, 1996, that is attached hereto as Exhibit
16.1. Farmers assumes, but does not know, that Morrow & Company sent a copy of the letter directly to the SEC on the date of the letter.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

     None.

     (b)  Pro Forma Financial Information.

     None.

     (c)  Exhibits.

     EXHIBIT 16.1  Letter regarding change in certifying
accountant.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Farmers has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Deming, State of New Mexico, on August 2, 1996.

                         MIMBRES VALLEY FARMERS ASSOCIATION, INC.

                         By: James E. Keeler




                         James Keeler
                         President